Exhibit 4.1

THIS SIXTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 15, 2014, is made by and among Aviv Healthcare Properties Limited Partnership, a Delaware limited partnership (the “Partnership”), and Aviv Healthcare Capital Corporation, a Delaware corporation (each, an “Issuer”, and together, the “Issuers”), Aviv REIT, Inc., a Maryland corporation (the “Parent”), as Guarantor, the other Subsidiary Guarantors named in the Indenture (as defined herein) (the “Subsidiary Guarantors”), the entities listed on Schedule A hereto (the “New Guarantors”), as Subsidiary Guarantors, and The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers, the Parent and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an indenture dated as of February 4, 2011, as supplemented by that certain First Supplemental Indenture dated as of March 22, 2011, that certain Second Supplemental Indenture dated as of November 1, 2011, that certain Third Supplemental Indenture dated as of December 29, 2011, that certain Fourth Supplemental Indenture dated as of March 28, 2012 and that certain Fifth Supplemental Indenture dated as of November 30, 2012 (collectively, the “Indenture”), providing for the issuance of the Issuers’ 7  3⁄4% Senior Notes due 2019 (the “Notes”);

WHEREAS, on the date hereof, the New Guarantors, which constitute Restricted Subsidiaries that are not Subsidiary Guarantors, became guarantors with respect to that certain Credit Agreement, dated as of May 14, 2014, among the Partnership, as Parent Borrower, Aviv Healthcare Capital Corporation, as Subsidiary Borrower, the Parent, as REIT Guarantor, and the other guarantors named therein, Bank of America, N.A., as Administrative Agent, and the other lenders party thereto;

WHEREAS, the Parent desires to elect, in its sole discretion pursuant to Section 4.14 of the Indenture, to cause the New Guarantors to guarantee the Notes;

WHEREAS, the Parent, the Issuers and the Subsidiary Guarantors desire to supplement the Indenture in order to, among other things, provide for the guarantee of the Notes by the New Guarantors;

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Parent, the Subsidiary Guarantors, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Agreement to Guarantee. Each New Guarantor hereby agrees to unconditionally and irrevocably guarantee, jointly and severally, to each Holder and to the Trustee and its successors and assigns, the Guaranteed Obligations, on and subject to the terms, conditions and limitations set forth in the Indenture, including but not limited to Article Ten thereof, and to perform all of the obligations and agreements of a Guarantor under the Indenture as if named as a Guarantor thereunder.

3. New York Law to Govern. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. Counterparts. All parties may sign any number of copies of this Supplemental Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by facsimile, .pdf transmission, email or other electronic means shall be effective as delivery of a manually executed counterpart.

5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. Trustee. The Trustee accepts the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers or for or with respect to (i) the validity, efficacy, or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Issuers, Parent, Subsidiary Guarantors or New Guarantors, as applicable, by corporate action or otherwise, or (iii) the due execution hereof by the Issuers, Parent, Subsidiary Guarantors or New Guarantors, as applicable, and the Trustee makes no representation with respect to any such matters.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, all as of the date first above written.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP, as Issuer

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

AVIV HEALTHCARE CAPITAL CORPORATION, as Issuer

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chief Executive Officer

AVIV REIT, INC., as Parent and a Guarantor

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

AVIV OP LIMITED PARTNER, L.L.C. and AVIV ASSET MANAGEMENT, L.L.C., as Subsidiary Guarantors

By: Aviv Healthcare Properties Limited Partnership, their sole member

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Sixth Supplemental Indenture

AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P., as a Subsidiary Guarantor

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

AVIV FINANCING I, L.L.C.,
AVIV FINANCING II, L.L.C.,
AVIV FINANCING III, L.L.C.,
AVIV FINANCING IV, L.L.C. and
AVIV FINANCING V, L.L.C., as Subsidiary Guarantors

By: Aviv Healthcare Properties Operating Partnership I, L.P., their sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Sixth Supplemental Indenture

The entities listed on Schedule I hereto, as Subsidiary Guarantors

By: Aviv Financing I, L.L.C., their sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

The entities listed on Schedule II hereto, as Subsidiary Guarantors

By: Aviv Financing II, L.L.C., their sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Sixth Supplemental Indenture

Chardon Ohio Property Holdings, L.L.C., as Subsidiary Guarantor

By: Chardon Ohio Property, L.L.C., its sole member

By: Aviv Financing II, L.L.C., its sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Falcon Four Property Holding, L.L.C., as Subsidiary Guarantor

By: Falcon Four Property, L.L.C., its sole member

By: Aviv Financing II, L.L.C., its sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Sixth Supplemental Indenture

The entities listed on Schedule III hereto, as Subsidiary Guarantors

By: Aviv Financing III, L.L.C., their sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

The entities listed on Schedule IV hereto, as Subsidiary Guarantors

By: Aviv Financing IV, L.L.C., their sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Sixth Supplemental Indenture

The entities listed on Schedule V hereto, as Subsidiary Guarantors

By: Aviv Financing V, L.L.C., their sole member

By: Aviv Healthcare Properties Operating Partnership I, L.P., its sole member

By: Aviv Healthcare Properties Limited Partnership, its general partner

By: Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

Sixth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee,

By:	/s/ Michael Countryman
Name: Michael Countryman
Title: Vice President

Sixth Supplemental Indenture

Schedule A

New Guarantors

446 Sycamore Road, L.L.C.

Avery Street Property, L.L.C.

Bethel ALF Property, L.L.C.

Brewster ALF Property, L.L.C.

Champaign Williamson Franklin, L.L.C.

Chardon Ohio Property Holdings, L.L.C.

Chardon Ohio Property, L.L.C.

Edgewood Drive Property, L.L.C.

Falcon Four Property Holding, L.L.C.

Falcon Four Property, L.L.C.

Florida ALF Properties, L.L.C.

Fort Stockton Property, L.L.C.

Gonzales Texas Property, L.L.C.

Karissa Court Property, L.L.C.

Kentucky NH Properties, L.L.C.

Louisville Dutchmans Property, L.L.C.

Magnolia Drive Property, L.L.C.

Mishawaka Property, L.L.C.

Muscatine Toledo Properties, L.L.C.

New Hope Property, L.L.C.

Nicholasville Kentucky Property, L.L.C.

North Royalton Ohio Property, L.L.C.

Ohio Indiana Property, L.L.C.

Oklahoma Two Property, L.L.C.

Oklahoma Warr Wind, L.L.C.

Oso Avenue Property, L.L.C.

Pennington Road Property, L.L.C.

Pocatello Idaho Property, L.L.C.

Ravenna Ohio Property, L.L.C.

Rockingham Drive Property, L.L.C.

Sierra Ponds Property, L.L.C.

Stephenville Texas Property, L.L.C.

Texas Four Property, L.L.C.

Texhoma Avenue Property, L.L.C.

Tulare County Property, L.L.C.

West Yarmouth Property I, L.L.C.

West Yarmouth Property II, L.L.C.

Weston ALF Property, L.L.C.

Whitlock Street Property, L.L.C.

Riverside Nursing Home Associates Two, L.L.C.

STBA Properties, L.L.C.

Schedule I

Subsidiaries of Aviv Financing I, L.L.C.

Alamogordo Aviv, L.L.C.

Arma Yates, L.L.C.

Bradenton ALF Property, L.L.C.

California Aviv, L.L.C.

Chippewa Valley, L.L.C.

Clayton Associates, L.L.C.

Columbus Western Avenue, L.L.C.

Commerce Nursing Homes, L.L.C.

Commerce Sterling Hart Drive, L.L.C.

Conroe Rigby Owen Road, L.L.C.

Denison Texas, L.L.C.

Falfurrias Texas, L.L.C.

Fredericksburg South Adams Street, L.L.C.

Freewater Oregon, L.L.C.

Fullerton California, L.L.C.

Germantown Property, L.L.C.

Heritage Monterey Associates, L.L.C.

Highland Leasehold, L.L.C.

Hobbs Associates, L.L.C.

Hot Springs Aviv, L.L.C.

Houston Texas Aviv, L.L.C.

Hutchinson Kansas, L.L.C.

Jasper Springhill Street, L.L.C.

McCarthy Street Property, L.L.C.

Missouri Associates, L.L.C.

Missouri Regency Associates, L.L.C.

Mount Washington Property, L.L.C.

N.M. Bloomfield Three Plus One Limited Company

N.M. Espanola Three Plus One Limited Company

N.M. Lordsburg Three Plus One Limited Company

N.M. Silver City Three Plus One Limited Company

Omaha Associates, L.L.C.

Riverside Nursing Home Associates, L.L.C.

Santa Ana-Bartlett, L.L.C.

Savoy/Bonham Venture, L.L.C.

Southern California Nevada, L.L.C.

Tujunga, L.L.C.

Washington-Oregon Associates, L.L.C.

Wheeler Healthcare Associates, L.L.C.

Schedule II

Subsidiaries of Aviv Financing II, L.L.C.

446 Sycamore Road, L.L.C.

Arkansas Aviv, L.L.C.

Avery Street Property, L.L.C.

Avon Ohio, L.L.C.

Belleville Illinois, L.L.C.

Bellingham II Associates, L.L.C.

Bethel ALF Property, L.L.C.

BHG Aviv, L.L.C.

Biglerville Road, L.L.C.

Bonham Texas, L.L.C.

Brewster ALF Property, L.L.C.

Burton NH Property, L.L.C.

Camas Associates, L.L.C.

Champaign Williamson Franklin, L.L.C.

Chardon Ohio Property, L.L.C.

Chatham Aviv, L.L.C.

Clarkston Care, L.L.C.

Colonial Madison Associates, L.L.C.

Columbus Texas Aviv, L.L.C.

CR Aviv, L.L.C.

Crooked River Road, L.L.C.

Cuyahoga Falls Property, L.L.C.

Darien ALF Property, L.L.C.

East Rollins Street, L.L.C.

Edgewood Drive Property, L.L.C.

Elite Yorkville, L.L.C.

Falcon Four Property, L.L.C.

Florida ALF Properties, L.L.C.

Fort Stockton Property, L.L.C.

Four Fountains Aviv, L.L.C.

Giltex Care, L.L.C.

Gonzales Texas Property, L.L.C.

Great Bend Property, L.L.C.

HHM Aviv, L.L.C.

Hidden Acres Property, L.L.C.

Idaho Associates, L.L.C.

Iowa Lincoln County Property, L.L.C.

Karan Associates Two, L.L.C.

Karissa Court Property, L.L.C.

KB Northwest Associates, L.L.C.

Kentucky NH Properties, L.L.C.

Louisville Dutchmans Property, L.L.C.

Magnolia Drive Property, L.L.C.

Mansfield Aviv, L.L.C.

Massachusetts Nursing Homes, L.L.C.

Minnesota Associates, L.L.C.

Mishawaka Property, L.L.C.

Monterey Park Leasehold Mortgage, L.L.C.

Mt. Vernon Texas, L.L.C.

Murray County, L.L.C.

Muscatine Toledo Properties, L.L.C.

New Hope Property, L.L.C.

Nicholasville Kentucky Property, L.L.C.

North Royalton Ohio Property, L.L.C.

Norwalk ALF Property, L.L.C.

Oakland Nursing Homes, L.L.C.

October Associates, L.L.C.

Ogden Associates, L.L.C.

Ohio Aviv Three, L.L.C.

Ohio Aviv Two, L.L.C.

Ohio Aviv, L.L.C.

Ohio Indiana Property, L.L.C.

Oklahoma Two Property, L.L.C.

Oklahoma Warr Wind, L.L.C.

Oregon Associates, L.L.C.

Oso Avenue Property, L.L.C.

Peabody Associates, L.L.C.

Pennington Road Property, L.L.C.

Pocatello Idaho Property, L.L.C.

Prescott Arkansas, L.L.C.

Ravenna Ohio Property, L.L.C.

Richland Washington, L.L.C.

Rockingham Drive Property, L.L.C.

Santa Fe Missouri Associates, L.L.C.

Searcy Aviv, L.L.C.

Sierra Ponds Property, L.L.C.

Skyview Associates, L.L.C.

Star City Arkansas, L.L.C.

Stephenville Texas Property, L.L.C.

Texas Four Property, L.L.C.

Texhoma Avenue Property, L.L.C.

Tulare County Property, L.L.C.

Wellington Leasehold, L.L.C.

West Pearl Street, L.L.C.

West Yarmouth Property I, L.L.C.

West Yarmouth Property II, L.L.C.

Weston ALF Property, L.L.C.

Whitlock Street Property, L.L.C.

Yuba Aviv, L.L.C.

Schedule III

Subsidiaries of Aviv Financing III, L.L.C.

Riverside Nursing Home Associates Two, L.L.C.

STBA Properties, L.L.C.

Schedule IV

Subsidiaries of Aviv Financing IV, L.L.C.

Aviv Foothills, L.L.C.

Aviv Liberty, L.L.C.

California Aviv Two, L.L.C.

Effingham Associates, L.L.C.

Elite Mattoon, L.L.C.

Gardnerville Property, L.L.C.

Kansas Five Property, L.L.C.

Karan Associates, L.L.C.

Manor Associates, L.L.C.

Newtown ALF Property, L.L.C.

Ohio Pennsylvania Property, L.L.C.

Orange ALF Property, L.L.C.

Pomona Vista L.L.C.

Raton Property Limited Company

Red Rocks, L.L.C.

Rose Baldwin Park Property, L.L.C.

Salem Associates, L.L.C.

San Juan NH Property, L.L.C.

Sandalwood Arkansas Property, L.L.C.

Sedgwick Properties, L.L.C.

Sun-Mesa Properties, L.L.C.

VRB Aviv, L.L.C.

Watauga Associates, L.L.C.

Willis Texas Aviv, L.L.C.

Schedule V

Subsidiaries of Aviv Financing V, L.L.C.

Casa/Sierra California Associates, L.L.C.

Florida Four Properties, L.L.C.

Glendale NH Property, L.L.C.

Kingsville Texas, L.L.C.

Montana Associates, L.L.C.

Orange, L.L.C.

Peabody Associates Two, L.L.C.

Seguin Texas Property, L.L.C.

Southeast Missouri Property, L.L.C.

Stevens Avenue Property, L.L.C.

Texas Fifteen Property, L.L.C.